SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) August 20, 2003


                     WESTSTAR FINANCIAL SERVICES CORPORATION
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             (Exact name of Registrant as specified in its charter)




        North Carolina                  000-30515                56-2181423
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(State or other jurisdiction      (Commission File No.)   (IRS Employer
 of incorporation)                                        Identification number)




                79 Woodfin Place, Asheville, North Carolina 28801
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 252-1735


                                 Not Applicable
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                 (Former address of principal executive offices)

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Item 5  Other Events.
---------------------

On August 20, 2003, the Registrant reported that the Board of Directors declared a 20% stock dividend, effected in the form of a 6-for-5 split of the Registrant's common stock, payable on September 30, 2003 to shareholders of record on September 19, 2003.



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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           WESTSTAR FINANCIAL SERVICES CORPORATION



                           By:  /s/Randall C. Hall
                                ------------------------------------------------
                                Randall C. Hall, Executive Vice President
                                Chief Financial and Principal Accounting Officer



Dated:    August 21, 2003



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


                                  EXHIBIT INDEX




Exhibit Number                                            Description of Exhibit
--------------                                            ----------------------

99.1                                                      Press Release



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